POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, LOWRY F. KLINE, Chairman of the Board and Chief Executive Officer and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ LOWRY F. KLINE Lowry F. Kline, Chairman of the Board and Chief Executive Officer and a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, PATRICK J. MANNELLY, Senior Vice President and Chief Financial Officer of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ PATRICK J. MANNELLY Patrick J. Mannelly, Senior Vice President and Chief Financial Officer Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, MICHAEL P. COGHLAN, Vice President, Controller and Principal Accounting Officer of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ MICHAEL P. COGHLAN Michael P. Coghlan, Vice President, Controller and Principal Accounting Officer Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN R. ALM, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ JOHN R. ALM John R. Alm, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ HOWARD G. BUFFETT Howard G. Buffett, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ JOHN L. CLENDENIN John L. Clendenin, a Director Coca-Cola Enterprises Inc.

    POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ JOHNNETTA B. COLE Johnnetta B. Cole, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ J. TREVOR EYTON J. Trevor Eyton, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, GARY P. FAYARD, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ GARY P. FAYARD Gary P. Fayard, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, MARVIN J. HERB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ MARVIN J. HERB Marvin J. Herb, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN J. HEYER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ STEVEN J. HEYER Steven J. Heyer, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ L. PHILIP HUMANN L. Phillip Humann, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ JOHN E. JACOB John E. Jacob, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ SUMMERFIELD K. JOHNSTON, JR. Summerfield K. Johnston, Jr., a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ JEAN-CLAUDE KILLY Jean-Claude Killy, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, DEVAL L. PATRICK, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ DEVAL L. PATRICK Deval L. Patrick, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, PAULA G. ROSPUT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf a registration statement on Form S-8 in connection with each of the following plans: the Great Lakes Canning 401(k) Plan for Union Employees and the Coca-Cola Enterprises Bargaining Employees' 401(k) Plan, and causing such registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of July, 2002.

S/ PAULA G. ROSPUT Paula G. Rosput, a Director Coca-Cola Enterprises Inc.